EXECUTION VERSION

FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (the

"Fourth Amendment") is dated as of October 30, 2024 (the "Effective Date"), by and among KOSS CORPORATION, a Delaware Corporation_("Borrower") and TOWN BANK, N.A. (also known as Town Bank, "Bank"; Borrower and Bank are collectively referred to herein as the "Parties") and amends a "Revolving Credit Agreement" dated as of May 14, 2019, as amended by a First Amendment to Revolving Credit Agreement dated as of January 28, 2021, as amended by a Second Amendment to Revolving Credit Agreement dated as of February 4, 2022, and as amended by a Third Amendment to Revolving Credit Agreement dated as of October 30, 2022 (collectively, the "Credit Agreement").

RECITALS

A. Borrower has requested and Bank has agreed, subject to the terms of this Fourth Amendment, to extend the Maturity Date of the Revolving Credit Note and to no longer require annual financial projections.

B. Capitalized terms that are not otherwise defined herein shall take on the meaning given to such terms in the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual agreements contained herein, the Parties agree as follows:

AMENDMENT

ARTICLE I.AMENDMENT TO CREDIT AGREEMENT

I.Amendment to Subsection 5.1(c) of the Credit Agreement. Subsection 5.1(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c)Intentionally omitted; and

2.Amendment to Subsection 7.1(i) of the Credit Agreement. Subsection 7. 1(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i)	"Maturity Date" means October 31, 2026.

ARTICLE II.CONDITIONS

This Fourth Amendment shall be effective upon the satisfaction of the following conditions:

I.Amendment. Bank shall have received a fully-executed, original version of this Fourth Amendment.

EXECUTION VERSION

2.Payment of Lender's Fee and Costs. Bank shall have received payment in immediately available funds, of all fees and costs of Bank, including, without limitation, all attorneys' fees and expenses incurred or paid by Bank in connection with the preparation of this Fourth Amendment and all ancillary documents related hereto.

ARTICLE III.MISCELLANEOUS

1.Recitals. The RECITALS set forth above are true, accurate and incorporated into the body of this Fourth Amendment by reference.

2.Counterparts; Signatures. This Fourth Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. This Fourth Amendment may be executed in facsimile or electronic copy with the same binding effect as the original, but any party may request a paper original for its files and the other parties hereto shall be obligated to accommodate such a request.

3.Representation and Warranty. Borrower represents and warrants to Bank that the execution and delivery of this Fourth Amendment is within its corporate power, has been duly authorized by proper organizational action on the part of Borrower, is not in violation of any existing law, rule or regulation of any governmental agency or authority, any order or decision of any court, the Articles of Incorporation or Bylaws of Borrower or the terms of any agreement, restriction or under-taking to which Borrower is a party or by which it is bound, and does not require any approval or consent of the board of directors or shareholders of Borrower, any governmental body, agency or authority or any other person or entity that have not already been obtained by Borrower.

4.Entire Agreement; Applicable Law. The Credit Agreement, as amended by this Fourth Amendment is the entire agreement between the Parties with respect to the matters contained therein, the other Loan Documents, and herein, and this Fourth Amendment supersedes any prior discussions with respect to such an amendment. This Fourth Amendment shall be governed by and construed in accordance with the internal laws of the State of Wisconsin without application of conflicts of laws.

5.Headings. Paragraph headings used in this Fourth Amendment are for convenience only and shall not affect the construction of this Fourth Amendment.

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41786757_2 DOCX

EXECUTION VERSION

IN WITNESS WHEREOF, the Parties have executed this Fourth Amendment as of the Effective Date.

TOWN BANK N.A.

By:

Casey C. Wendt, Senior Vice President

KOSS CORPORATION, a Delaware corporation

Kim M. Schulte, CFO and Secretary

[Signature Page to Fourth Amendment to Revolving Credit Agreement]